Tradr 2X Long ACHR Daily ETF

Ticker Symbol: ARCX

Tradr 2X Long QUBT Daily ETF

Ticker Symbol: QUBX

Tradr 2X Long ZS Daily ETF

Ticker Symbol: ZSX

(each, a “Fund” and collectively, the “Funds”)

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated May 21, 2025, to the Prospectus, and
Statement of Additional Information (“SAI”), each dated April 24, 2025.

Effective immediately, all references in the Funds’ Prospectus and SAI to the Nasdaq Stock Market LLC as the Funds’ listing exchange are deleted and replaced with Cboe BZX Exchange, Inc.

Please file this Supplement with your records.